EXHIBIT 10.141

                              FOURTH AMENDMENT TO
                           LETTER OR CREDIT AGREEMENT


         THIS FOURTH AMENDMENT TO LETTER OF CREDIT AGREEMENT (the "Fourth Amendment") dated as of December 30, 1996, by and among CATALINA INDUSTRIES, INC. D/B/A DANA LIGHTING, a Florida corporation (the "Company"), the corporations designated as guarantors (collectively, the "Guarantors") and SUNTRUST BANK, CENTRAL FLORIDA, NATIONAL ASSOCIATION F/K/A SUN BANK, NATIONAL ASSOCIATION, a national banking association (the "Bank").

                              W I T N E S S E T H:

         WHEREAS, the Company, Guarantors and the Bank have entered into that certain Letter of Credit Agreement dated as of May 1, 1995, as amended by that certian First Amendment to Letter of Credit Agreement dated as of June 30, 1995, as further amended by that certain Second Amendment to Letter of Credit Agreement and First Amendment to Security Agreement dated as of December 28, 1995 and as further amended by that certain Third Amendment to amended, the "Letter of Credit Agreement dated as of March 27, 1996 (as amended, the "Letter of Credit Agreement"); and

         WHEREAS, the Company and the Guarantors have requested that the Letter of Credit Agreement be amended to revise a certain financial covenant contained in Annex VI attached to said Letter of Credit Agreement and incorporated therein by reference; and

         WHEREAS, the Bank has agreed to amend the Letter of Credit Agreement to provide for the foregoing, subject to the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. AMENDMENT TO LETTER OF CREDIT AGREEMENT. Section 5.14, contained in Annex VI attached to the Letter of Credit Agreement, is hereby deleted and, in lieu thereof, there is substituted therefor the following new Section 5.14:

               "Section 5.14. INTEREST COVERAGE RATIO. Permit the ratio of (a) the sum of (i) Consolidated Pre-tax Income PLUS (ii) Consolidated Interest Charges to (b) Consolidated Interest Charges, to be less than 1.0:1 for the one (1) calendar quarterly period ending December 31, 1995; less than 0.60:1 for the immediately preceding two (2) calendar quarterly periods ending

         March 31, 1996; less than 1.25:1 for the immediately preceding three
(3) calendar quarterly periods ending June 30, 1996; less than 1.75:1 for the immediately preceding four (4) calendar quarterly period ending September 30, 1996; less that 1.25:1 for the immediately preceding four (4) calendar quarterly periods ending December 31, 1996; less than 1.25:1 for the immediately preceding four (4) calendar quarterly periods ending March 31, 1997; less than 1.50:1 for the immediately preceding four (4) calendar quarterly periods ending June 30, 1997; and less than 2.00:1 for the immediately preceding four (4) calendar quarterly periods ending September 30, 1997, and for said immediately preceding four (4) calendar quarterly periods ending on the last day of each calendar quarter thereafter."

2. COUNTERPARTS. The Fourth Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and permitted assigns.

3. CAPITALIZED TERMS. All capitalized terms contained herein shall have the meanings assigned to them in the Letter of Credit Agreement unless the context herein otherwise dictates or unless different meanings are specifically assigned to such terms herein.

4. RATIFICATION OF LOAN DOCUMENTS; MISCELLANEOUS. The Letter of Credit Agreement as amended hereby shall remain in full force and effect and this Fourth Amendment to Letter of Credit Agreement shall not be deemed a novation. Each and every reference to the Letter of Credit Agreement and any other Operative Documents shall be deemed to refer to the Letter of Credit Agreement as amended by the Fourth Amendment. The Company and the Guarantors hereby acknowledge and represent that the Operative Documents, as amended, are, as of the date hereof, valid and enforceable in accordance with their respective terms and are not subject to any defenses, counterclaims or right of set-offs whatsoever.

5. GOVERNING LAW. THIS FOURTH AMENDMENT SHALL BE EFFECTIVE UPON ACCEPTANCE BY THE BANK IN FLORIDA AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF FLORIDA WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.

                (BALANCE OF THIS PAGE INTENTIONALLY LEFT BLANK)

          IN WITNESS WHEREOF, the parties have executed this Fourth Amendment as of the day and year first above written.

                                    COMPANY:

                                    CATALINA INDUSTRIES, INC. d/b/a Dana
                                    Lighting


                                    By: /s/ THOMAS M. BLUTH
                                        -----------------------------
                                        Thomas M. Bluth
                                        Secretary/Treasurer

(CORPORATE SEAL)


                                    GUARANTORS:

                                    CATALINA LIGHTING, INC.


                                    By: /s/ THOMAS M. BLUTH
                                        -----------------------------
                                        Thomas M. Bluth
                                        Vice President,
                                        Secretary/Treasurer


                                   CATALINA REAL ESTATE TRUST, INC.

                                   By: /s/ THOMAS M. BLUTH
                                        -----------------------------
                                        Thomas M. Bluth
                                        Secretary/Treasurer


                                   ANGEL STATION, INC,


                                   By: /s/ THOMAS M. BLUTH
                                        -----------------------------
                                        Thomas M. Bluth
                                        Secretary/Treasurer

                                   MERIDIAN LAMPS, INC.


                                   By: /s/ THOMAS M. BLUTH
                                        -----------------------------
                                        Thomas M. Bluth
                                        Secretary/Treasurer


                                   MERIDIAN LAMPS DEVELOPMENT, INC.


                                   By: /s/ THOMAS M. BLUTH
                                        -----------------------------
                                        Thomas M. Bluth
                                        Secretary/Treasurer


                                   CATALINA ADMINISTRATIVE CORPORATION


                                   By: /s/ THOMAS M. BLUTH
                                        -----------------------------
                                        Thomas M. Bluth
                                        Assistant Secretary


                                   BANK:

                                   SUNTRUST BANK, CENTRAL FLORIDA,
                                   NATIONAL ASSOCIATION f/k/a Sun Bank,
                                   National Association


                                   By: /s/ LEE W. WRIGHT
                                       --------------------------------
                                       Name:  LEE W. WRIGHT
                                              -------------------------
                                       Title: FIRST VICE PRESIDENT
                                              -------------------------
                                       4